Exhibit 10.12

VOCERA COMMUNICATIONS, INC.

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into as of January 30, 2009, by and between COMERICA BANK (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Bank and Borrower are parties to that certain Amended and Restated Loan and Security Agreement, dated as of September 22, 2006, as amended from time to time (the “Original Agreement” ). Borrower and Bank wish to amend and restate the terms of the Original Agreement. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“ACH Sublimit” means a sublimit for Automated Clearing House transactions under the Revolving Line not to exceed One Hundred Thousand Dollars ($100,000).

“Advance” or “Advances” means a cash advance or cash advances under the Revolving Line.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Bank Expenses” means all: reasonable costs or expenses (including reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses (whether generated in-house or by outside counsel) incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrower State” means Delaware, the state under whose laws Borrower is organized.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower; provided however that Bank may change the advance rate based on the results of audits of the Accounts by giving Borrower thirty (30) days prior written notice.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Cash” means unrestricted cash and cash equivalents.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Chief Executive Office State” means California, where Borrower’s chief executive office is located.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code, as amended or supplemented from time to time.

“Collateral” means the property described on Exhibit A attached hereto and all Negotiable Collateral to the extent not described on Exhibit A, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral; provided that in no case shall the definition of “Collateral” exclude any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment.

“Collateral State” means the state where the Collateral is located, which is California.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Credit Extension” means each Advance, Equipment Advance, Existing Equipment Advance, Term Advance or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

“Current Liabilities” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, undrawn Letters of Credit and Borrower’s maximum potential obligations under the ACH Sublimit, if any, but specifically excluding any cash- secured Obligations.

“Deferred Revenue” means all amounts received in advance of performance under contracts and not yet recognized as revenue.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility in Bank’s reasonable business discretion by giving Borrower thirty (30) days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a) Accounts that the account debtor has failed to pay in full within ninety (90) days of invoice date;

(b) Credit balances over ninety (90) days;

(c) Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(d) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty five percent (25%) of all

Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(e) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(f) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

(g) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(h) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional;

(i) Accounts with respect to which the account debtor is an officer, employee, agent or Affiliate of Borrower;

(j) Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by Borrower for the performance of services or delivery of goods which Borrower has not yet performed or delivered;

(k) Prebilled “Support or Services” Accounts to the extent all such Accounts exceed Five Hundred Thousand Dollars ($500,000);

(l) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

(m) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrower to be doubtful; and

(n) Retentions and hold-backs.

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are (i) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, (ii) insured by the Export Import Bank of the United States, (iii) generated by an account debtor with its principal place of business in Canada, provided that the Bank has perfected its security interest in the appropriate Canadian province, or (iv) approved by Bank on a case-by-case basis. All Eligible Foreign Accounts must be calculated in U.S. Dollars.

“Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“Equipment Advance(s)” means a cash advance or cash advances under the Equipment Line.

“Equipment Availability End Date” means September 28, 2009.

“Equipment Line” means a Credit Extension of up to Seven Hundred Fifty Thousand Dollars ($750,000).

“Equipment Maturity Date” means March 28, 2011.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“Existing Equipment Advances” means certain Credit Extensions made by Bank to Borrower pursuant the Original Agreement which are currently amortizing.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all Contingent Obligations, and (e) all obligations arising under the ACH Sublimit.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Inventory” means all present and future inventory in which Borrower has any interest.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower’s request.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents, or (iii) Borrower’s interest in, or the value, perfection or priority of Bank’s security interest in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c) Indebtedness not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year of Borrower secured by a lien described in clause (c) of the defined term “Permitted Liens;” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d) Subordinated Debt;

(e) Indebtedness to trade creditors incurred in the ordinary course of business; and

(f) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(a) Investments existing on the Closing Date disclosed in the Schedule; and

(b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) Bank’s certificates of deposit maturing no more than one year from the date of investment therein, and (iv) Bank’s money market accounts;

(c) Repurchases of stock from former employees, directors, consultants or contractors of Borrower under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists;

(d) Investments accepted in connection with Permitted Transfers;

(e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year;

(f) Investments not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower’s Board of Directors;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary; and

(i) Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year.

“Permitted Liens” means the following:

(a) Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents;

(b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank’s security interests;

(c) Liens not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (i) upon or in any Equipment (other than Equipment financed by an Equipment Advance) acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 or 8.9.

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a) Inventory in the ordinary course of business;

(b) licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(c) worn-out or obsolete Equipment not financed with the proceeds of Equipment Advances or Existing Equipment Advances; or

(d) other assets of Borrower or its Subsidiaries that do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

“Revolving Line” means a Credit Extension of up to Five Million Dollars ($5,000,000) (inclusive of any amounts outstanding under the ACH Sublimit)

“Revolving Maturity Date” means the date three hundred sixty four (364) days after the Closing Date.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“SOS Reports” means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest or joint venture of which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

“Term Advance(s)” means a cash advance or cash advances under the Term Line.

“Term Availability End Date” means October 30, 2009.

“Term Line” means a Credit Extension of up to Two Million Dollars ($2,000,000).

“Term Line Maturity Date” means January 30, 2012.

1.2 Accounting Terms. Any accounting term not specifically defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

2. LOAN AND TERMS OF PAYMENT.

2.1 Credit Extensions.

(a) Promise to Pay. Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(b) Advances Under Revolving Line.

(i) Amount. Subject to and upon the terms and conditions of this Agreement (1) Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less any amounts outstanding under the ACH Sublimit, and (2) amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

(ii) Form of Request. Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p m. Pacific time (1:00 p.m. Pacific time for wire transfers), on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower’s deposit account.

(iii) ACH Sublimit. Subject to the terms and conditions of this Agreement, Borrower may request ACH origination services by delivering to Bank a duly executed ACH application on Bank’s standard form; provided, however, that the total amount of the ACH processing reserves shall not exceed, and availability under the Revolving Line shall be reduced by, the ACH Sublimit. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the ACH services. If Borrower has not secured to Bank’s satisfaction its obligations with respect to any ACH origination services by the Revolving Maturity Date, then, effective as of such date, the balance in any deposit accounts held by Bank and the certificates of deposit issued by Bank in Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates), shall automatically secure such obligations to the extent of the then outstanding ACH origination services. Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the ACH origination services continue.

(iv) Collateralization of Obligations Extending Beyond Maturity. If Borrower has not secured to Bank’s satisfaction its obligations with respect to any ACH origination services by the Revolving Maturity Date, then, effective as of such date, the balance in any deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding ACH origination services. Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the ACH origination services are outstanding or continue.

(c) Equipment Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Equipment Advances to Borrower. Borrower may request Equipment Advances at any time from the Closing Date through the Equipment Availability End Date. The aggregate outstanding amount of Equipment Advances shall not exceed the Equipment Line. Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of equipment and software approved by Bank from time to time (which Borrower shall, in any case, have purchased within one hundred twenty (120) days of the date of the corresponding Equipment Advance), excluding taxes, shipping, warranty charges, freight discounts and installation expense (“Soft Costs”). Equipment Advances for Soft Costs shall not exceed ten percent (10%) of all Equipment Advances made hereunder.

(ii) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Equipment Advances that are outstanding on the Equipment Availability End Date shall be payable in eighteen (18) equal monthly installments of principal, plus all accrued interest, beginning on October 28, 2009 and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Equipment Advances made under this Section 2.1(c) shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Equipment Advances without penalty or premium.

(iii) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p m. Pacific time three (3) Business Days before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit

B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed.

(d) Term Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Term Advances to Borrower. Borrower may request Term Advances at any time from the Closing Date through the Term Availability End Date. The aggregate outstanding amount of Term Advances shall not exceed the Term Line.

(ii) Interest shall accrue from the date of each Term Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Term Advances that are outstanding on the Term Availability End Date shall be payable in twenty seven (27) equal monthly installments of principal, plus all accrued interest, beginning on October 30, 2009 and continuing on the same day of each month thereafter through the Term Maturity Date, at which time all amounts due in connection with Term Advances made under this Section 2.1(d) shall be immediately due and payable. Term Advances, once repaid, may not be reborrowed. Borrower may prepay any Term Advances without penalty or premium.

(iii) When Borrower desires to obtain a Term Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p m. Pacific time three (3) Business Days before the day on which the Term Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee.

(e) Existing Equipment Advances. The Existing Equipment Advances shall continue to amortize and be repaid in accordance with the terms of the Original Agreement.

2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

2.3 Interest Rates, Payments, and Calculations.

(a) Interest Rates for Credit Extensions. Except as set forth in Section 2.3(b), the Credit Extensions shall bear interest, on the outstanding daily balance thereof, as set forth in the Daily Adjusting LIBOR Addendum to Second Amended and Restated Loan & Security Agreement attached as Exhibit E.

(b) Late Fee; Default Rate. If any payment is not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c) Payments. Interest hereunder shall be due and payable on the first Business Day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

(d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies except that to the extent Borrower uses the Advances to purchase Collateral, Borrower’s repayment of the Advances shall apply on a “first-in-first-out” basis so that the portion of the Advances used to purchase a particular item of Collateral shall be paid in the chronological order the Borrower purchased the Collateral. After the occurrence of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5 Fees. Borrower shall pay to Bank the following:

(a) Facility Fee. On the Closing Date, a fee equal to Thirty Thousand Dollars ($30,000), which shall be nonrefundable; and

(b) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses as and when they become due.

2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.7, shall continue in full force and effect for so long as any Obligations (other than inchoate indemnity obligations) remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

3. CONDITIONS OF LOANS.

3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Agreement;

(b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c) current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(d) securities and/or deposit account control agreements with respect to any accounts permitted hereunder to be maintained outside Bank;

(e) agreement to furnish insurance;

(f) payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

(g) current financial statements, including audited statements for Borrower’s most recently ended fiscal year, together with an unqualified opinion, company prepared consolidated and consolidating balance sheets and income statements for the most recently ended month in accordance with Section 6.2, and such other updated financial information as Bank may reasonably request;

(h) current Compliance Certificate in accordance with Section 6.2;

(i) evidence that Borrower has achieved not less than negative One Million Seven Hundred Fifty Thousand Dollars (($1,750,000)) in net income for the quarter ended December 31, 2008;

(j) an audit of the Collateral, the results of which shall be satisfactory to Bank (provided however such audit shall only be a condition precedent to the first Advance and the first Term Advance and not the first Equipment Advance); and

(k) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4. CREATION OF SECURITY INTEREST.

4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Borrower also hereby agrees to not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its intellectual property. Notwithstanding any termination, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations (other than inchoate indemnity obligations) are outstanding.

4.2 Perfection of Security Interest. Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower, if applicable. Any such financing statements may be signed by Bank on behalf of Borrower, as provided in the Code, and may be filed at any time in any jurisdiction whether or not Revised Article 9 of the Code is then in effect in that jurisdiction. Borrower shall from time to time endorse and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, Borrower shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Borrower from time to time may deposit with Bank specific cash collateral to secure specific Obligations; Borrower authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Obligations are outstanding.

4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

4.4 Lock Box Account.

(a) Borrower shall direct all customers to mail or deliver all checks or other forms of payment for amounts owing to Borrower to a post office box designated by Bank (the “Lockbox”), over which Bank shall have exclusive and unrestricted access. As of the Closing Date, Borrower shall open the Lockbox, and thereafter Borrower shall at all times maintain the Lockbox with Bank in accordance with the terms hereof. All funds received by Borrower from customers shall immediately be directed to the Lockbox. Bank shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Lockbox. Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the post office box or Lockbox, and immediately deliver such payments to Bank in their original form as received from the customer, with proper endorsements for processing through the Lockbox. Borrower irrevocably authorizes Bank to transfer to the Lockbox any funds that have been deposited into any other accounts or that Bank has received by wire transfer, check, cash, or otherwise.

(b) All funds flowing through the Lockbox shall automatically be transferred into a cash collateral account at Bank in Borrower’s name (the “Cash Collateral Account”), over which Bank shall have exclusive and unrestricted access. Bank shall have all right, title and interest in all of the items from time to time flowing through the Lockbox and/or held in the Cash Collateral Account and their proceeds. Neither Borrower nor any Person claiming through Borrower shall have any right or control over the use of, or any right to withdraw any amount from, the Lockbox and/or the Cash Collateral Account, each of which shall be under the sole control of Bank. Borrower shall direct all customers or other persons owing money to Borrower who make payments by electronic transfer of funds to wire such funds directly to the Cash Collateral Account.

(c) Borrower shall open an operating account or operating accounts at Bank (collectively, the “Operating Account”), and, so long as no Event of Default has occurred which is continuing, any amounts in the Cash Collateral Account shall be transferred by Bank to the Operating Account. During the continuance of an Event of Default, Bank may apply all or any part of the amounts in the Cash Collateral Account to the Obligations as Bank may determine in its sole discretion.

5. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1 Due Organization and Qualification. Borrower and each Subsidiary is duly existing under the laws of the state in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default could not reasonably be expected to cause a Material Adverse Effect.

5.3 Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in the Collateral States. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral is maintained or invested with a Person other than Bank or Bank’s Affiliates.

5.4 Intellectual Property. Borrower is the sole owner of its patents, trademarks, copyrights and other intellectual property, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. To the best of Borrower’s knowledge, each of Borrower’s patents, trademarks and copyrights is valid and enforceable, and no part of its intellectual property has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of its intellectual property violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect.

5.5 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of Borrower is located in the Chief Executive Office State at the address indicated in Section 10 hereof.

5.6 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

5.7 No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower’s consolidated and consolidating financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.8 Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.

5.9 Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could reasonably be expected to have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

5.10 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

5.11 Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

5.12 Inbound Licenses. Except as disclosed on the Schedule, Borrower is not a party to, nor is bound by, any inbound license or other agreement with a value in excess of Fifty Thousand Dollars ($50,000) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property.

5.13 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

6. AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1 Good Standing and Government Compliance. Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing in the Borrower State, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower by the authorities of the state in which Borrower is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could reasonably be expected to have a Material Adverse Effect.

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank: (i) as soon as available, but in any event within twenty (20) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower’s operations during such period prepared in accordance with GAAP, in a form reasonably acceptable to Bank and certified by a Responsible Officer and a report of orders and backlogs; (ii) as soon as available, but in any event no later than August 31 of each year, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (iii) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000) or more; (v) promptly upon receipt, each management letter prepared by Borrower’s independent certified public accounting firm regarding Borrower’s management control systems; and (vi) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time, including, as soon as available, but any event no later than forty five (45) days prior to the end of Borrower’s fiscal year, annual financial projections approved by Borrower’s board of directors.

(a) Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable; provided however if the outstanding amount of Advances is greater than Two Million Five Hundred Thousand Dollars ($2,500,000), the Borrowing Base Certificate and aged listings by invoice date of accounts receivable and accounts payable shall be delivered no later than the fifteenth (15th) and thirtieth (30th) days of each month.

(b) Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit D hereto.

(c) As soon as possible and in any event within three (3) calendar days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

(d) Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the Borrowing Base Certificate and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.

6.3 Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of

Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than Two Hundred Fifty Thousand Dollars ($250,000).

6.4 Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.5 Insurance.

(a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.

(b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank’s request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim or to purchase other property useful to Borrower’s business, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

6.6 Accounts. Borrower shall maintain all its depository and operating accounts with Bank, and all its investment accounts with Bank or Bank’s Affiliates subject to account control agreements in favor of Bank.

6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Adjusted Quick Ratio. Borrower shall at all times, measured on a monthly basis, maintain a ratio of Cash held at Bank or at Bank’s Affiliates subject to account control agreements in favor of Bank plus Eligible Accounts to Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank (excluding any amounts outstanding under the ACH Sublimit) less the current portion of Deferred Revenue of at least 1.10 to 1.00.

(b) Net Income. Quarterly Net Income of not less than the following:

Measuring Period	Minimum Net Income
Quarter Ending 3/31/09	($1,750,000)
Quarter Ending 6/30/09	($1,150,000)
Quarter Ending 9/30/09	($475,000)
Quarter Ending 12/31/09	$250,000

Bank and Borrower shall mutually agree upon Quarterly Net Income levels for 2010 on or prior to December 31, 2009.

6.8 Consent of Inbound Licensors. Prior to entering into or becoming bound by any inbound license or agreement with a value in excess of Fifty Thousand Dollars ($50,000), Borrower shall provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition.

6.9 Creation/Acquisition of Subsidiaries. In the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Bank to cause such Subsidiary to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit A hereto), and Borrower shall grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of such Subsidiary.

6.10 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations are paid in full or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank’s prior written consent, which shall not be unreasonably withheld:

7.1 Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, including its intellectual property, or move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.

7.2 Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without thirty (30) days prior written notification to Bank; replace its chief executive officer or chief financial officer without thirty (30) days prior written notification to Bank; engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; suffer or permit a Change in Control.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) such transactions do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.

7.4 Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens. Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property, or permit any Subsidiary to do so.

7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees, consultants or contractors pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees, consultants or contractors pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees, consultants or contractors to Borrower regardless of whether an Event of Default exists.

7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank’s Affiliates or permit any Subsidiary to do so unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business, computers, computer accessories, demo kits and other office equipment held by Borrower’s employees and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 and such other locations of which Borrower gives Bank prior written notice and as to which Bank files a financing statement, or takes other action, where needed to perfect its security interest.

7.11 No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

8. EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1 Payment Default. If Borrower fails to pay any of the Obligations when due;

8.2 Covenant Default.

(a) If Borrower fails to perform any obligation under Section 6.2, 6.4, 6.5, 6.6 and 6.7 or violates any of the covenants contained in Article 7 of this Agreement; or

(b) If Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan

Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

8.3 Defective Perfection. If Bank shall receive at any time following the Closing Date an SOS Report indicating that except for Permitted Liens, Bank’s security interest in the Collateral is not prior to all other security interests or Liens of record reflected in such SOS Report;

8.4 Material Adverse Effect. If there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect;

8.5 Attachment. If any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be made during such cure period);

8.6 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.7 Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or that could reasonably be expected to have a Material Adverse Effect;

8.8 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

8.9 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

8.10 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9. BANK’S RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.6, all Obligations shall become immediately due and payable without any action by Bank);

(b) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit, and Borrower shall promptly deposit and pay such amounts;

(c) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(e) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(f) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9. 1, Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrower shall be credited with the proceeds of the sale;

(i) Bank may credit bid and purchase at any public sale;

(j) Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of Borrower, any guarantor or any other Person liable for any of the Obligations; and

(k) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clause (g) above, regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions hereunder is terminated.

9.3 Accounts Collection. At any time after the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5 Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6 No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against Borrower. Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

9.7 Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

9.8 Demand; Protest. Except as otherwise provided in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

10. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	VOCERA COMMUNICATIONS, INC.
525 Race St, Suite 150
San Jose, CA 95126
Attn: CFO
FAX: (408) 882-5901

If to Bank:	Comerica Bank
75 East Trimble Road, M/C 4770
San Jose, California 95131
Attn: Manager
FAX: (408) 556-5091

with a copy to:	Comerica Bank
226 Airport Parkway, Suite 100
San Jose, CA 95110
Attn: Chris Benioff
FAX: (408) 451-8568

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY

RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12. REFERENCE PROVISION.

In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.1 Mechanics.

(a) With the exception of the items specified in clause (b), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(b) The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(c) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(d) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(e) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2 Procedures. Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.3 Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.4 Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act § 1280 through § 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.5 THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

13. GENERAL PROVISIONS.

13.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all Persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

13.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

13.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

13.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.5 Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.

13.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

13.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make any Credit Extension to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

13.8 Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

13.9 Effect of Amendment and Restatement. Except as otherwise set forth herein, this Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

VOCERA COMMUNICATIONS, INC.

By:	/s/ Martin J. Silver
Title:	CFO

COMERICA BANK

By:	/s/ illegible
Title:	SVP

[Signature Page to Second Amended and Restated Loan and Security Agreement]

DEBTOR                                            VOCERA COMMUNICATIONS, INC.

SECURED PARTY:                         COMERICA BANK

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT

TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

Notwithstanding the foregoing, the Collateral shall not include any copyrights, patents, trademarks, servicemarks and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court)

holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of January 30, 2009, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

EXHIBIT B

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS [3:00* P.M., Pacific Time/ 3:30 P.M. Eastern Time]

FORMULA BASED LINES: DEADLINE FOR NEXT DAY PROCESSING IS [3:00* P.M., Pacific Time/ 3:30 P.M. Eastern Time]

DEADLINE FOR EQUIPMENT ADVANCES IS [3:00 P.M., Pacific Time/ 3:30 P.M. Eastern Time ]**

DEADLINE FOR WIRE TRANSFERS IS [1:30 P.M., Pacific Time/ 3:30 P.M. Eastern Time]

[*At month end and the day before a holiday, the cut off time is 1:30 P.M., Pacific Time]

**Subject to 3 day advance notice.

To: Loan Analysis	DATE:	TIME:
FAX #: (650) 846-6840

FROM:	VOCERA COMMUNICATIONS, INC.	TELEPHONE REQUEST (For Bank Use Only):

Borrower’s Name
FROM:		The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
Authorized Signer’s Name
FROM:
	Authorized Signer’s Name	Authorized Request & Phone #
PHONE #:
Received by (Bank) & Phone #

FROM ACCOUNT#: (please include Note number, if applicable)
TO ACCOUNT #: (please include Note number, if applicable)		Authorized Signature (Bank)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
Comp. Status: YES NO
OTHER INSTRUCTIONS		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrower has paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS	THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE YES NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS		Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: VOCERA COMMUNICATIONS, INC. Lender: Comerica Bank

Commitment Amount: $5,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of		$
2. Additions (please explain on reverse)		$
3. TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$
5. Balance of 25% over 90 day accounts	$
6. Concentration Limits
7. Foreign Accounts	$
8. Governmental Accounts	$
9. Contra Accounts	$
10. Demo Accounts	$
11. Intercompany/Employee Accounts	$
12. Prebilled Support or Services accounts in excess of $500K	$
13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14. Eligible Accounts (#3 minus #13)		$
15. LOAN VALUE OF ACCOUNTS (80% of #14)		$

BALANCES
16. Maximum Loan Amount		$5,000,000
17. Total Funds Available [Lesser of #16 or #15]		$
18. Present balance owing on Line of Credit		$
19. Outstanding under ACH Sublimit		$
20. RESERVE POSITION (#17 minus #18 and #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Second Amended and Restated Loan and Security Agreement between the undersigned and Comerica Bank.

VOCERA COMMUNICATIONS, INC.

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	VOCERA COMMUNICATIONS, INC.

The undersigned authorized officer of VOCERA COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements, Orders and backlog report	Monthly within 20 days	Yes	No
Annual (CPA Audited)	August 31	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days (or bimonthly when more than $2.5MM in Advances outstanding)	Yes	No
Compliance Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
Annual Projections	45 days prior to FYE	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank and Bank Affiliates	All cash and investments	Yes	No

Financial Covenant	Required	Actual	Complies
Measured on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.10:1.00	______:1.00	Yes	No
Measured on a Quarterly Basis:
Minimum Net Income	See attached chart	$_________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER
Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER
Date:
TITLE

Date:	Compliance Status Yes No

Net Income Requirements

Measuring Period	Minimum Net Income
Quarter Ending 3/31/09	($1,750,000)
Quarter Ending 6/30/09	($1,150,000)
Quarter Ending 9/30/09	($475,000)
Quarter Ending 12/31/09	$250,000

EXHIBIT E

DAILY ADJUSTING LIBOR ADDENDUM

SCHEDULE OF EXCEPTIONS

Permitted Indebtedness (Section 1.1)

None.

Permitted Investments (Section 1.1)

None.

Permitted Liens (Section 1.1)

None.

Prior Names (Section 5.5)

None.

Litigation (Section 5.6)

None.

Inbound Licenses (Section 5.12)

None.

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of VOCERA COMMUNICATIONS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following CEO, COO, or CFO (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, including, without limitation, that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as may subsequently be amended from time to time.

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, Second Amended and Restated Loan and Security Agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Robert Zollars	Chairman & CEO	/s/ Robert Zollars
Brent Lang	COO & President	/s/ Brent Lang
Martin Silver	CFO	/s/ Martin J. Silver

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on January 30, 2009.

/s/ Martin J. Silver
Secretary Martin Silver

The Above Statements are Correct.	/s/ Robert Shostak; CTO & Board of Director
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

ATTN: VOCERA COMMUNICATIONS, INC.

USA PATRIOT ACT

NOTICE

OF

CUSTOMER IDENTIFICATION

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolver)

Name(s): VOCERA COMMUNICATIONS, INC.	Date: January 30, 2009

$5,000,000	credited to deposit account No. ___________ when Advances are requested by Borrower

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to _______________

$	to _______________

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ Martin J. Silver / CFO
Signature	Signature

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Term Line)

Name(s): VOCERA COMMUNICATIONS, INC.	Date: January 30, 2009

$2,000,000	credited to deposit account No. ___________ when Advances are requested by Borrower

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to _______________

$	to _______________

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ Martin J. Silver
Signature	Signature

Agreement to Furnish Insurance

Heron called “Bank”

Borrower(s): VOCERA COMMUNICATIONS, INC.

I understand that the Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.

The following minimum insurance must be provided according to the terms of the security documents.

☐	AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES Comprehensive & Collision Lender’s Loss Payable Endorsement	☐	MACHINERY & EQUIPMENT: MISCELLANEOUS PERSONAL PROPERTY Fire & Extended Coverage Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement

☐	BOATS All Risk Hull Insurance Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement	☐	AIRCRAFT All Risk Ground & Flight Insurance Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement

☐	MOBILE HOMES Fire; Theft & Combined Additional Coverage Lender’s Loss Payable Endorsement ☐ Earthquake	☐	REAL PROPERTY Fine & Extended Coverage Lender’s Loss Payable Endorsement ☐ All Risk Coverage ☐ Special Form Risk Coverage ☐ ☐ Earthquake ☐ Other

☐	INVENTORY

☐

Other __________________________________________________________________________________________

             __________________________________________________________________________________________

             __________________________________________________________________________________________

I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of January 30, 2009 or earlier.

I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender’s Single Interest Insurance or other similar coverage on the properly. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender’s Single Interest Insurance shall cover only the Bank’s interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was canceled or expired. I UNDERSTAND THAT LENDER’S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.

CALIFORNIA CIVIL CODE SECTION 2955.5. HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.

Bank Address for Insurance Documents:
Comerica Bank – Collateral Operations. Mail Code 4770
75 East Trimble Road
San Jose, California 95131

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:	DATED:

INSURANCE VERIFICATION

Date Phone

Agents Name Person Talked To

Agents Address

Insurance Company

Policy Number (s)

Effective Dates: From To:

Deductible $ Comments:

COMERICA BANK
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank

Re: Loan # __________________________

You are hereby authorized and instructed to charge account No. 1891576009 in the name of VOCERA COMMUNICATIONS, INC.

for principal, interest and other payments due on above referenced loan as set forth below and credit the loan referenced above.

☒ Debit each interest payment as it becomes due according to the terms of the Second Amended and Restated Loan and Security Agreement and any renewals or amendments thereof.

☒ Debit each principal payment as it becomes due according to the terms of the Second Amended and Restated Loan and Security Agreement and any renewals or amendments thereof.

☒ Debit each payment for Bank Expenses as it becomes due according to the terms of the Second Amended and Restated Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date

/s/ Martin J. Silver / CFO	January 30, 2009

January 30, 2009

COMERICA BANK

COMERICA BANK
CLIENT AUTHORIZATION

Fax (408) 451-8568

General Authorization

I hereby authorize Comerica Bank to use my company name, logo, and information relating to our banking relationship in its marketing and advertising campaigns which is intended for Comerica Bank’s customers, prospects and shareholders.

Comerica Bank will forward any advertising or article including client for prior review and approval.

/s/ Martin J. Silver
Signature

Martin J. Silver Chief Financial Officer
Printed Name Title

Vocera Communications, Inc.
Company

525 Race Street, Ste 150
Mailing Address

San Jose, CA 95126-3495
City, State, Zip Code

408-882-5990
Phone Number

408-882-5901
Fax Number

msilver@vocera.com
E-Mail

January 30, 2009

DEBTOR	VOCERA COMMUNICATIONS, INC.
SECURED PARTY:	COMERICA BANK

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT

TO UCC NATIONAL FORM FINANCING STATEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code- Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

Notwithstanding the foregoing, the Collateral shall not include any copyrights, patents, trademarks, servicemarks and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of January 30, 2009, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY

This First Amendment to Second Amended and Restated Loan and Security Agreement (this VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement of January 30, 2009, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Credit Card Services Sublimit” means a sublimit for corporate credit cards and e-commerce or merchant account services under the Revolving Line not to exceed Five Hundred Thousand Dollars ($500,000), minus any amounts outstanding under the Letter of Credit Sublimit and the outstanding FX Amount.

“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower’s request in accordance with Section 2.1(b)(iii).

“Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Five Hundred Thousand Dollars ($500,000), less any amounts outstanding under the Credit Card Services Sublimit and the outstanding FX Amount.

“Permitted Foreign Accounts” means deposit accounts (but not savings or investment accounts) maintained by Borrower with financial institutions outside of the United States with aggregate balances not to exceed One Million Dollars ($1,000,000) at any time.

“Revolving Maturity Date” means January 28, 2011.

2. Subsection (k) of the defined term “Eligible Accounts” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(k) Intentionally Omitted;”

3. The defined term “ACH Sublimit” in Section 1.1 of the Agreement is hereby deleted in its entirety.

4. Section 2.1(b)(iii) is hereby amended and restated in its entirety to read as follows:

(iii) Letter of Credit Sublimit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such Letters of Credit as Borrower may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line. Any drawn but unreimbursed amounts under any Letter of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower it will charge for issuing and processing Letters of Credit.

5. Section 2,1(b)(iv) is hereby amended and restated in its entirety to read as follows:

“(iv) Credit Card Services Sublimit. Subject to the terms and conditions of this Agreement, Borrower may request corporate credit cards and standard and e-commerce merchant account services from Bank (collectively, the “Credit Card Services”), The aggregate limit of the corporate credit cards and merchant credit card processing reserves shall not exceed the Credit Card Services Sublimit, provided that availability under the Revolving Line shall be reduced by the aggregate limits of

1

the corporate credit cards issued to Borrower and merchant credit card processing reserves. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Credit Card Services. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute.

6. New Sections 2,1(b)(v) and 2.1(b)(vi) are hereby added to the Agreement as follows:

“(v) Foreign Exchange Sublimit. Subject to and upon the terms and conditions of this Agreement and any other agreement that Borrower may enter into with the Bank in connection with foreign exchange transactions (“FX Contracts”). Borrower may request Bank to enter into FX Contracts with Borrower due not later than the Revolving Maturity Date. Borrower shall pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing FX Contracts for Borrower. The FX Amount shall at all times be equal to or less than Five Hundred Thousand Dollars ($500,000), less any amounts outstanding under the Letter of Credit Sublimit and the Credit Card Services Sublimit. The “FX Amount” shall equal the amount determined by multiplying (i) the aggregate amount, in United States Dollars, of FX Contracts between Borrower and Bank remaining outstanding as of any date of determination by (ii) the applicable Foreign Exchange Reserve Percentage as of such date. The “Foreign Exchange Reserve Percentage” shall be a percentage as determined by Bank, in its sole discretion from time to time. The initial Foreign Exchange Reserve Percentage shall be ten percent (10%).

(vi) Collateralization of Obligations Extending Beyond Maturity. If Borrower has not secured to Bank’s satisfaction its obligations with respect to any Letters of Credit, Credit Card Services or Foreign Exchange Contracts by the Revolving Maturity Date, then, effective as of such date, the balance in any deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding and undrawn Letters of Credit, Credit Card Services or Foreign Exchange Contracts. Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Letters of Credit, Credit Card Services or Foreign Exchange Contracts are outstanding or continue.”

7. Section 2.3(a) is hereby amended and restated in its entirety to read as follows:

“(a) Interest Rates for Credit Extensions. Except as set forth in Section 2.3(b), the Credit Extensions shall bear interest, on the outstanding daily balance thereof, as set forth in the Prime Referenced Rate Addendum to Second Amended and Restated Loan & Security Agreement attached as Exhibit E.”

8. The following is hereby added to the end of Section 4.4 of the Agreement:

“The foregoing provisions shall not apply to any amounts collected or maintained by Borrower in the Permitted Foreign Accounts,”

9. Section 6.2(vi) is hereby amended and restated in its entirety to read as follows:

“(vi) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time, including, as soon as available, but any event no later than December 31 of each year, annual financial projections approved by Borrower’s board of directors.”

10. Section 6.6 is hereby amended and restated in its entirety to read as follows:

“6.6 Accounts. Borrower shall maintain all its depository and operating accounts with Bank, and all its investment accounts with Bank or Bank’s Affiliates subject to account control agreements in favor of Bank; provided however that Borrower may maintain the Permitted Foreign Accounts outside Bank without obtaining account control agreements with respect to such accounts.”

11. Section 6.7 is hereby amended and restated in its entirety to read as follows:

“6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Adjusted Quick Ratio. Borrower shall at all times, measured on a monthly basis, maintain a ratio of Cash held at Bank or at Bank’s Affiliates subject to account control agreements in favor of Bank plus Eligible Accounts to

2

Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank (excluding any amounts outstanding in connection with Automated Clearing House transactions) less the current portion of Deferred Revenue of at least 1.25 to 1.00.

(b) Net Income. Quarterly Net Income of not less than the following:

Measuring Period	Minimum Net Income
Quarter Ending 3/31/10	($700,000)
Quarter Ending 6/30/10	($500,000)
Quarter Ending 9/30/10	$100,000
Quarter Ending 12/31/10	$500,000

12. All references in the Loan Documents to Bank’s address at 75 East Trimble Road, M/C 4770, San Jose, California 95131, Attn: Manager shall mean and refer to 39200 Six Mile Road, M/C 7578, Livonia, Michigan 48152, Attn: National Documentation Services.

13. Exhibit E to the Agreement is hereby replaced with Exhibit E attached hereto.

14. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

15. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

16. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

17. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) a renewal fee in the amount of Ten Thousand Dollars ($10,000), which may be debited from any of Borrower’s accounts;

(d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VOCERA COMMUNICATIONS, INC.

By:	/s/ Martin J. Silver
Title:	Martin J. Silver / Chief Financial Officer

COMERICA BANK

By:	/s/ Robert Shott
Title:	SVP

[Signature Page to First Amendment to Second Amended and Restate Loan & Security Agreement]

4

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	VOCERA COMMUNICATIONS, INC.

The undersigned authorized officer of VOCERA COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements, Orders and backlog report	Monthly within 20 days	Yes No
Annual (CPA Audited)	August 31	Yes No
10K and 10Q	(as applicable)	Yes No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days (or bimonthly when more than $2.5MM in Advances outstanding)	Yes No
Compliance Cert.	Monthly within 20 days	Yes No
A/R Audit	Initial and Semi-Annual	Yes No
Annual Projections	12/31 of each year	Yes No
Total amount of Borrower’s cash and investments maintained with Bank and Bank Affiliates	All cash and investments other than the Permitted Foreign Account	Yes No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.25:1.00	_____:1.00	Yes No

Measured on a Quarterly Basis:
Minimum Net Income	See attached chart	$______	Yes No

Comments Regarding Exceptions: See Attached.		BANK USE ONLY

Sincerely,		Received by:
	SIGNATURE		AUTHORIZED SIGNER

DATE:

	TITLE	Verified:
AUTHORIZED SIGNER

	DATE	DATE:

Compliance Status Yes No

Net Income Requirements

Measuring Period	Minimum Net Income
Quarter Ending 3/31/10	($700,000)
Quarter Ending 6/30/10	($500,000)
Quarter Ending 9/30/10	$100,000
Quarter Ending 12/31/10	$500,000

EXHIBIT E

PRIME REFERENCED RATE ADDENDUM

[please see attached]

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of VOCERA COMMUNICATIONS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Anyone (1) of the following Chairman, CEO, COO, CFO (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, including, without limitation, that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as may subsequently be amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of February 19, 2010;

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, Second Amended and Restated Loan and Security Agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing ‘with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor by laws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print) TITLE SIGNATURE

NAME (Type or Print)	TITLE	SIGNATURE

Robert Zollars	Chairman	/s/ Robert Zollars

Brent Lang	COO	/s/ Brent Lang

Martin Silver	CFO	/s/ Martin Silver

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on February 26, 2010.

/s/ Martin J. Silver
Secretary Martin J. Silver; Corporate Secretary

The Above Statements are Correct.	/S/ illegible
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Prime Referenced Rate Addendum To

Second Amended and Restated Loan and Security Agreement

This Prime Referenced Rate Addendum to Second Amended and Restated Loan and Security Agreement (this “Addendum”) is entered into as of February 19, 2010, by and between Comerica Bank (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”). This Addendum supplements the terms of the Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of the date hereof (as the same may be amended, modified, supplemented, extended or restated from time to time, collectively, the “Agreement”).

1. Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

a. “Applicable Margin” means (i) one percent (l.00%) per annum with respect to Advances and (ii) two percent (2.00%) per annum with respect to Term Advances.

b. “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

c. “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1)	for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the outstanding principal amount of the Obligations and for a period equal to one (1) month;

divided by

(2)	l.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

d. “LIBOR Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to Borrower.

e. “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

f. “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

1

2. Interest Rate. Subject to the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

3. Payment of Interest. Accrued and unpaid interest on the unpaid balance of the Obligations outstanding under the Agreement shall be payable monthly, in arrears, on the first Business Day of each month, until maturity (whether as stated herein, by acceleration, or otherwise). In the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing hereunder shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the applicable interest rate as a result of any change in the Prime Referenced Rate on the date of each such change.

4. Bank’s Records. The amount and date of each advance under the Agreement, its applicable interest rate, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof.

5. Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise applicable interest rate hereunder, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law.

6. Prepayment. Borrower may prepay all or part of the outstanding balance of any Obligations at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion.

7. Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a. If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation (whether domestic or foreign) of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) made by any such authority, central ban1e or comparable agency after the date hereof: (a) shall subject Bank to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank’s principal executive office or LIBOR Lending Office is located); or (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on Bank or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations hereunder; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations hereunder or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by the Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrower=s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

b. In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations hereunder, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence ,of any obligations of the Bank hereunder or to maintaining any Obligations hereunder. A certificate of Bank as to the amount of such compensation, prepared in

2

good faith and in reasonable detail by the Bank and submitted by Bank to the undersigned, shall be conclusive and binding for all purposes absent manifest error.

8. Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

9. Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK		VOCERA COMMUNICATIONS, INC.

By:	/s/ Robert Shott	By:	/s/ Martin J. Silver
Name:	Robert Shott	Name:	Martin J. Silver
Title:	SVP	Title:	Chief Financial Officer

3

SECOND AMENDMENT TO SECOND AMENDED AND

RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 13, 2010, by and between COMERICA BANK (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 9, 2010 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Revolving Maturity Date” means January 28, 2012.

“Term Availability End Date” means June 3, 2011.

“Term Line” means a Credit Extension of up to Five Million Dollars ($5,000,000).

“Term Line Maturity Date” means December 13, 2013.

2. Section 2.1(d)(i) is hereby amended and restated in its entirety to read as follows:

“(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Term Advances to Borrower. On December 13, 2010, Bank shall be deemed to have made a Term Advance to Borrower in the amount of Nine Hundred Sixty Two Thousand Nine Hundred Sixty Three and 02/100 Dollars ($962,963.02) which shall be used to refinance all outstanding Obligations owing from Borrower to Bank. Thereafter, Borrower may request Term Advances at any time until the Term Availability End Date. The aggregate outstanding amount of Term Advances shall not exceed the Term Line.”

3. Section 2.1(d)(ii) is hereby amended and restated in its entirety to read as follows:

“(ii) Interest shall accrue from the date of each Term Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Term Advances that are outstanding on the Term Availability End Date shall be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on June 30, 2011 and continuing on the same day of each month thereafter through the Term Maturity Date, at which time all amounts due in connection with Term Advances made under this Section 2.1(d) shall be immediately due and payable. Term Advances, once repaid, may not be reborrowed. Borrower may prepay any Term Advances without penalty or premium.”

4. Section 6.2(vi) is hereby amended and restated in its entirety to read as follows:

“(vi) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time, including, upon request annual financial projections approved by Borrower’s board of directors.”

5. Section 6.2(a) is hereby amended and restated in its entirety to read as follows:

“(a) Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable;”

6. Section 6.7 is hereby amended and restated in its entirety to read as follows:

“6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Adjusted Quick Ratio. Borrower shall at all times, measured on a monthly basis, maintain a ratio of Cash held at Bank or at Bank’s Affiliates subject to account control agreements in favor of Bank plus Eligible Accounts to Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank (excluding any amounts outstanding in connection with Automated Clearing House transactions) less the current portion of Deferred Revenue of at least 1.10 to 1.00.

(b) Net Income. Quarterly Net Income of not less than the following:

Measuring Period	Minimum Net Income
Quarter Ending 9/30/10	$100,000
Quarter Ending 12/31/10	$200,000
Quarter Ending 3/31/11	$100,000
Quarter Ending 6/30/11	$250,000
Quarter Ending 9/30/11	$500,000
Quarter Ending 12/31/11	$500,000

Bank reserves the right to reset covenant levels for 2012 and beyond based on Borrower’s financial performance.”

7. Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

8. The defined term “Applicable Margin” in Exhibit E to the Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means (i) one percent (1.00%) per annum with respect to Advances and (ii) one and one half percent (1.50%) per annum with respect to Term Advances.

9. Bank hereby consents to Borrower acquiring one hundred percent (100%) of the issued and outstanding equity securities of Wallace Wireless for an aggregate purchase price not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) and hereby waives any violation of Section 7.3 of the Agreement that may occur in connection therewith.

10. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

11. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

12. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

13. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) a renewal fee in the amount of Ten Thousand Dollars ($10,000) with respect to the Revolving Line, which may be debited from any of Borrower’s accounts;

(d) a facility fee in the amount of Fifteen Thousand Dollars ($15,000) with respect to the Term Line, which may be debited from any of Borrower’s accounts;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

14. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VOCERA COMMUNICATIONS, INC.

By:.	/s/ Martin J. Silver
Title:	Chief Financial Officer

COMERICA BANK

By:.	/s/ illegible
Title:	SVP

[Signature Page to Second Amendment to Second Amended and Restated Loan & Security

Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	VOCERA COMMUNICATIONS, INC.

The undersigned authorized officer of VOCERA COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements, Orders and backlog report	Monthly within 20 days	Yes	No
Annual (CPA Audited)	August 31	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base	Monthly within 20 days	Yes	No
Cert. Compliance Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
Annual Projections	Upon Request	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank and Bank Affiliates	All cash and investments other than the Permitted Foreign Accounts	Yes	No

Financial Covenant	Required	Actual		Complies
Measured on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.10:1.00		______:1.00	Yes	No
Measured on a Quarterly Basis:
Minimum Net Income	See attached chart	$	_________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE

	Compliance Status	Yes	No
DATE

Exihibit D – Page 1

Net Income Requirements

Measuring Period	Minimum Net Income
Quarter Ending 9/30/10	$100,000
Quarter Ending 12/31/10	$200,000
Quarter Ending 3/31/11	$100,000
Quarter Ending 6/30/11	$250,000
Quarter Ending 9/30/11	$500,000
Quarter Ending 12/31/11	$500,000

Exihibit D – Page 2

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of VOCERA COMMUNICATIONS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

15.	Any one (1) of the following Chairman , CEO , CFO (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, including, without limitation, that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as may subsequently be amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of February 19, 2010 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 13, 2010;

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, Second Amended and Restated Loan and Security Agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

16.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

17.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

18.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

19.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the, Corporation.

20.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Robert Zollars	Chairman & CEO	/s/ Robert Zollars

Martin Silver	Secretary & CFO	/s/ Martin J. Silver

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on December 13, 2010.

/s/ Martin J. Silver
Secretary Martin J. Silver

The Above Statements are Correct.	/s/ Vice President, Operations
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT

This Third Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 8, 2011, by and between COMERICA BANK (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 19, 2010 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 13, 2010 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.        Section 6.7(b) is hereby amended and restated in its entirety to read as follows:

“(b)        Net Income. Quarterly Net Income of not less than the following:

Measuring Period	Minimum Net Income
Quarter Ending 9/30/11	($1,000,000)
Quarter Ending 12/31/11	($1,000,000)

Bank reserves the right to reset covenant levels for 2012 and beyond based on Borrower’s financial performance and such covenant levels shall be set no later than January 31, 2012.”

2.        The chart titled “Net Income Requirements” attached to Exhibit D to the Agreement is hereby replaced with the chart attached hereto.

3.        Bank hereby waives Borrower’s violation of Section 6.7(b) of the Agreement as in effect prior to the date hereof for the measuring period ending June 30, 2011.

4.        No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5.        Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.        Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as explicitly waived hereby no Event of Default has occurred and is continuing.

7.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)        this Amendment, duly executed by Borrower;

(b)        all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)        such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VOCERA COMMUNICATIONS, INC.

By: /s/ Martin J. Silver

Title: Chief Financial Officer

COMERICA BANK

By: /s/ illegible

Title: illegible

[Signature Page to Third Amendment to Second Amended and Restated Loan & Security Agreement]

Net Income Requirements

Measuring Period	Minimum Net Income
Quarter Ending 9/30/11	($1,000,000)
Quarter Ending 12/31/11	($1,000,000)

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT

This Fourth Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of October 19, 2011, by and between COMERICA BANK (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 19, 2010, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 13, 2010 and that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of August 8, 2011 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.        Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)        Adjusted Quick Ratio. Borrower shall at all times, measured on a monthly basis, maintain a ratio of Cash held at Bank or at Bank’s Affiliates subject to account control agreements in favor of Bank plus Eligible Accounts to Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank (excluding any amounts outstanding in connection with Automated Clearing House transactions) less the current portion of Deferred Revenue of at least (i) 1.00 to 1.00 from the reporting period ended September 30, 2011 through December 31, 2011 and (ii) 1.10 to 1.00 at all times thereafter.”

2.        The following defined terms hereby are added to Section 1.1 of the Agreement as follows:

“Fourth Amendment Effective Date” means October 19, 2011.

“Net Income” means the consolidated net income (or deficit) of Borrower, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, but excluding in any event (a) all extraordinary nonrecurring items of income, (b) any non-cash preferred stock warrant expense, (c) any non-cash employee stock compensation expense and (d) any amortization expense related to intangibles, including but not limited to goodwill, created in connection with Borrower’s acquisition of Wallace Wireless.

3.        Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

4.        Bank hereby waives Borrower’s violation of Section 6.7(a) of the Agreement as in effect prior to the Fourth Amendment Effective Date solely for the measuring period ended August 31, 2011.

5.        No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6.        Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7.        Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as explicitly waived hereby no Event of Default has occurred and is continuing.

8.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)        this Amendment, duly executed by Borrower;

(b)        all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)        such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

9.        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VOCERA COMMUNICATIONS, INC.

By: /s/ Robert Zollars

Title: Chairman & CEO

COMERICA BANK

By: /s/ illegible

Title: illegible

[Signature Page to Fourth Amendment to Second Amended and Restated Loan & Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	VOCERA COMMUNICATIONS, INC.

The undersigned authorized officer of VOCERA COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements, Orders and backlog report	Monthly within 20 days	Yes	No
Annual (CPA Audited)	August 31	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
Compliance Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
Annual Projections	Upon Request	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank and Bank Affiliates	All cash and investments other than the Permitted Foreign Accounts	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.00:1.00*	:1:00 Yes	No

Measured on a Quarterly Basis:
Minimum Net Income	See attached chart	$ Yes	No

*1.00:1.00 through 12/31/11 and 1.10:1.00 at all times		Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE	Verified:
TITLE	AUTHORIZED SIGNER
Date:
DATE	Compliance Status Yes No

Net Income Requirements

Measuring Period	Minimum Net Income

Quarter Ending 9/30/11	($1,000,000)

Quarter Ending 12/31/11	($1,000,000)

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT

This Fifth Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 31, 2011, by and between COMERICA BANK (“Bank”) and VOCERA COMMUNICATIONS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of January 30, 2009, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 19, 2010, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 13, 2010, that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of August 8, 2011 and that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 19, 2011 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the patties agree as follows:

1.         The following defined term in Section 1.1 of the Agreement hereby is amended and restated as follows:

    “Revolving Maturity Date” means April 28, 2012.

2.         Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.7         Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a)         Adjusted Quick Ratio. Borrower shall at all times, measured on a monthly basis, maintain a ratio of Cash held at Bank or at Bank’s Affiliates subject to account control agreements in favor of Bank plus Eligible Accounts to Current Liabilities less the current portion of Deferred Revenue less any non-cash preferred stock warrant expense of at least 1.10 to 1.00.

“(b)         Net Income. Quarterly Net Income of not less than the following:

Measuring Period	Minimum Net Income
Quarter Ending 12/31/11	($1,500,000)
Quarter Ending 3/31/12	($1,750,000)
Quarter Ending 6/30/12	($1,500,000)
Quarter Ending 9/30/12	($500,000)
Quarter Ending 12/31/12	$0

provided, the foregoing Net Income covenant shall not be applicable if Borrower’s domestic unrestricted cash is greater than Twenty Million Dollars ($20,000,000) at all times during the applicable quarter or if the Term Advances have been repaid in full.”

3.         Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

4.         No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5.         Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment small not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.         Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.         As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)         this Amendment, duly executed by Borrower;

(b)         an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)         all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d)         such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of page intentionally left blank]

2

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	VOCERA COMMUNICATIONS, INC.

The undersigned authorized officer of VOCERA COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements, Orders and backlog report	Monthly within 20 days	Yes	No
Annual (CPA Audited)	August 31	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
Compliance Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
Annual Projections	Upon Request	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank and Bank Affiliates	All cash and investments other than the Permitted Foreign Accounts	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.10:1.10	:1:00 Yes	No

Measured on a Quarterly Basis:
Minimum Net Income*	See attached chart	$ Yes	No

* provided, the Net Income covenant shall not be applicable if Borrower’s domestic unrestricted cash is greater than Twenty Million Dollars ($20,000,000) at all times during the applicable quarter or if the Term Advances have been repaid in full.

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE	Verified:
TITLE	AUTHORIZED SIGNER
Date:
DATE	Compliance Status Yes No

Net Income Requirements

Measuring Period	Minimum Net Income
Quarter Ending 12/31/11	($1,500,000)
Quarter Ending 3/31/12	($1,750,000)
Quarter Ending 6/30/12	($1,500,000)
Quarter Ending 9/30/12	($500,000)
Quarter Ending 12/31/12	$0

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VOCERA COMMUNICATIONS, INC.

By: /s/ Robert Zollars
Robert Zollars, Chairman and CEO

COMERICA BANK

By: /s/ illegible
Title: illegible

[Signature Page to Fifth Amendment to Second Amended and Restated Loan & Security Agreement]